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                                                                 Exhibit 10.3(c)

THIS INSTRUMENT PREPARED BY:
Stephen C. Baker, Esquire                         MAXIMUM PRINCIPAL INDEBTEDNESS
Waller Lansden Dortch & Davis                        FOR TENNESSEE RECORDING TAX
511 Union Street, Suite 2100                         PURPOSES IS $13,800,000.00.
Nashville, TN 37219
                                                      THIS DEED OF TRUST SECURES
                                                  OBLIGATORY FUTURE ADVANCES FOR
                                                            COMMERCIAL PURPOSES.


                     DEED OF TRUST AND SECURITY AGREEMENT


          THIS DEED OF TRUST AND SECURITY AGREEMENT, securing obligatory future advances and being for commercial purposes, made and entered into as of the 2nd day of April, 1997, by and between Battleship, LLC, a Tennessee limited liability company (the "Grantor"), in favor of Stephen C. Baker, Trustee, of Nashville, Davidson County, Tennessee (the "Trustee"), for the use and benefit of PMT Services, Inc., a Tennessee corporation, with an office located at Two Maryland Farms, Suite 200, Brentwood, Tennessee 37027 (the "Beneficiary");

                             W I T N E S S E T H:

          That for and in consideration of the Secured Indebtedness (as hereinafter defined), and the sum of Ten Dollars ($10.00), cash in hand paid, and other valuable considerations, the receipt and legal sufficiency whereof are hereby acknowledged, and in order to secure the indebtedness and other obligations of Grantor hereinafter set forth, Grantor does hereby grant, bargain, sell, convey, assign, transfer, pledge, and set over unto Trustee, and the successors and assigns of Trustee, all of its right, title, and interest in respect of the following-described tracts of land located in Davidson County, Tennessee, and all other interests of Grantor in such land, including without limitation all estates, easements, rights and improvements relating to, arising from, or now or hereafter located on such land, together with a security interest in Grantor's fee ownership and leasehold rights in and to all personal property, fixtures, equipment, furniture, furnishings, appliances and appurtenances, including replacements and additions thereto as hereinafter provided (hereinafter referred to collectively as the "Premises"):

          (a) All right, title and interest of Grantor in, under, and to those certain tracts, pieces, or parcels of land more particularly described in Exhibit A attached hereto and incorporated herein by reference as if set forth verbatim (hereinafter referred to as the "Land").

          (b) All buildings, structures, and improvements of every nature whatsoever now or hereafter situated on the Land, and all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, lifts, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, washers, dryers, water heaters, mirrors, mantels,
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air conditioning apparatus, refrigerating plants, refrigerators, cooking apparatus and appurtenances, window screens, awnings and storm sashes, which are or shall be attached to said buildings, structures or improvements and all other furnishings, furniture, fixtures, machinery, equipment, appliances, and other items of personal property of every kind and nature whatsoever now or hereafter owned by Grantor and located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of the Premises, including all extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds from a permitted sale of any of the foregoing, and all building materials and supplies of every kind now or hereafter placed or located on the Land, all of which are hereby declared and shall be deemed, to the extent allowable under applicable law, to be fixtures and accessions to the Land and a part of the Premises as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness herein described (hereinafter referred to as the "Improvements") and to be secured by this Deed of Trust (hereinafter referred to as the "Deed of Trust"). Specifically excluded from the foregoing is the equipment and personal property owned by any tenant leasing the Premises or any portion thereof.

          (c) All right, title and interest of Grantor in, under, and to all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber, and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversions, and remainders whatsoever, in any way belonging, relating, or appertaining to the Premises or any part thereof, or which hereafter shall in any way belong, relate, or be appurtenant thereto, whether now owned or hereafter acquired by Grantor.

          (d) All leases, rents, issues, profits, and revenues of the Premises from time to time accruing (including without limitation all payments under leases or tenancies, proceeds of insurance, condemnation payments, tenant security deposits, and escrow funds), and all of the estate, right, title, interest, property, possession, claim, and demand whatsoever at law, as well as in equity, of Grantor of, in, and to the same.

          TO HAVE AND TO HOLD the Premises and all parts, rights, members, and appurtenances thereof, to the use and benefit of Trustee and the successors, successors-in-title, and assigns of Trustee, forever; and Grantor covenants that Grantor is lawfully seized and possessed of fee simple ownership of the Land and the Premises as aforesaid and has good right to convey the same, that the same are unencumbered except for those matters expressly set forth in Exhibit B attached hereto and by this reference made a part hereof (the "Permitted Encumbrances"). Grantor does warrant and will forever defend the title to the Premises against the claims of all persons whomsoever, subject only to the Permitted Encumbrances. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement (defined below).

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          But this conveyance is made IN TRUST for the following uses and trusts, and for no other purposes, to wit:

          (a) To secure the payment of indebtedness for borrowed money in the aggregate principal amount of Thirteen Million Eight Hundred Thousand and No/1OO Dollars ($13,800,000.00), which amount Beneficiary has advanced, or has obligated itself to advance, pursuant to the terms of a certain Loan Agreement dated of even date herewith (the "Loan Agreement"), such indebtedness being evidenced by three (3) notes of even date herewith, in the respective amounts of $13,300,000.00, $250,000.00 and $250,000.00 made by Grantor, together with interest thereon, and any extensions, modifications and/or renewals thereof and any notes given in payment of any such principal and/or interest (all of which are herein sometimes collectively referred to as the "Notes"), such Notes being payable in monthly installments, and being fully due and payable, if not sooner paid, on August 5, 2007.

          (b) To secure (i) all sums expended by Beneficiary for Grantor's account or benefit pursuant to the terms of this Deed of Trust, the Loan Agreement, or any other document or instrument evidencing or securing the indebtedness evidenced by the Notes (the "Loan Documents"), together with interest at the highest rate permitted by applicable law, and (ii) the faithful performance of all terms and conditions contained herein.

          (c) To secure the payment of all court costs, expenses, and costs incident to the collection of any indebtedness secured hereby and the enforcement or protection of the lien of this conveyance, including reasonable attorneys' fees.

          (d) To secure the performance by Grantor of all obligations under the Loan Documents.

          (e) To secure any extensions or renewals of the Notes, together with all amounts in excess of the principal debt that may be advanced by Beneficiary from time to time to protect the Premises or the security interest created by this Deed of Trust, as provided herein, and all such amounts shall have the same priority over any intervening encumbrances as that priority afforded the original principal debt. Nothing in this Deed of Trust shall be construed to obligate Beneficiary to make any renewals or additional loans.

          (All of the indebtedness and obligations set forth in (a) through (e) above are sometimes hereinafter referred to as the "Secured Indebtedness".)

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          GRANTOR HEREBY FURTHER COVENANTS AND AGREES WITH TRUSTEE AND
BENEFICIARY AS FOLLOWS:


                                   ARTICLE 1

          Section 1.1. Payment of Indebtedness. Grantor shall pay the Notes according to the tenor thereof and the remainder of the Secured Indebtedness promptly as the same shall become due.

          Section 1.2.  Taxes, Liens, and Other Charges.

          (a) Grantor shall pay, or cause to be paid, when due and prior to the delinquency date thereof, all levies, license fees, permit fees, and other charges (in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen) of every character whatsoever (including all penalties and interest thereon) now or hereafter levied, assessed, confirmed or imposed on, or in respect of, or that may be a lien upon the Premises, or any part thereof, or any estate, right, or interest therein, or upon the rents, issues, income, or profits thereof, and shall submit to Beneficiary such evidence of the due and punctual payment of all such taxes, assessments, and other fees and charges as Beneficiary may require. Grantor shall furnish Beneficiary with a copy of the paid tax receipt evidencing payment of all taxes assessed against the Premises, such receipt to be forwarded to the Beneficiary on or before the date when such taxes become delinquent. Grantor shall have the right to contest such taxes or assessments in good faith, provided Grantor shall, at the request of Beneficiary, provide Beneficiary with evidence reasonably satisfactory to Beneficiary that Grantor has set aside sufficient funds to pay the tax obligation herein contested.

          (b) Grantor shall pay, or cause to be paid, when due and prior to the delinquency date thereof, all taxes, assessments, charges, expenses, costs, and fees that now or hereafter may be levied upon, or assessed or charged against, or incurred in connection with, the Notes, the Secured Indebtedness, this Deed of Trust, or any of the other Loan Documents.

          (c) Grantor shall pay, or cause to be paid, on or before the due date thereof, (i) all premiums on policies of insurance covering, affecting, or relating to the Premises, as required pursuant to Section 1.3 below; and (ii) all ground rentals, other lease rentals, and other sums, if any, owing by Grantor and becoming due under any lease or rental contract affecting the Premises. Grantor shall submit to Beneficiary such evidence of the due and punctual payment of all such premiums, rentals, and other sums as Beneficiary may require.

          (d) In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulations, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of deeds of trust or security agreements or debts secured thereby or the manner of collecting such taxes as adversely to affect Beneficiary, Grantor will pay any such tax on or before the delinquency date thereof. If Grantor

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fails to make such prompt payment or if, in the opinion of Beneficiary reasonably exercised, any such state, federal, municipal, or other governmental law, order, rule, or regulation prohibits Grantor from making such payment or would penalize Grantor if Grantor makes such payment, or if, in the opinion of Beneficiary, the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable law, then the entire balance of the Secured Indebtedness and all interest accrued thereon, at the option of Beneficiary, shall become immediately due and payable, and shall be repaid by Grantor with interest thereon (which shall accrue at the Note Rate without imposition of the Default Rate set forth in the Notes), within one hundred twenty (120) days following demand for payment.

          (e) Grantor shall not suffer or permit any mechanics', materialmen's, laborers', statutory, or other liens to be created against the Premises, which are not removed by bond or otherwise, within thirty (30) days of the date on which such lien is filed in the public records.

          Section 1.3.  Insurance.

          (a) Grantor shall procure for, deliver to, and maintain for the benefit of Beneficiary during the term of this Deed of Trust, original (or certified copies of) paid-up insurance policies issued by insurance companies approved by Beneficiary (having an A rating or better), in such amounts, in form and substance, and with such expiration dates as are acceptable to Beneficiary and containing non-contributory standard mortgagee clauses, their equivalent, or a satisfactory mortgagee loss payable endorsement in favor of Beneficiary; and all such policies shall provide for thirty (30) days written notice to Beneficiary prior to cancellation. The following types of insurance covering the Premises and the interest and liabilities incident to the ownership, possession and operation thereof shall be provided:

          (i) fire and extended coverage insurance against loss or damage by fire, lightning, windstorm, hail, explosion, riot, or riot attending a strike if reasonably available, civil commotion, aircraft, vehicles, smoke, vandalism and malicious mischief, and such other hazards as under good insurance practices from time to time are insured against for properties of similar character and location, with a full replacement cost endorsement, and a deductible acceptable to Beneficiary;

          (ii) comprehensive general liability insurance naming Beneficiary as an additional insured, in amounts satisfactory to Beneficiary; and,

          (iii) such other insurance on the Premises or any replacements or substitutions therefor and in such amounts as may from time to time be reasonably required by Beneficiary against other insurable casualties that at the time are commonly insured against in the case of premises similarly situated (including, without limitation, flood insurance as provided for in the Loan Agreement), due regard being given to the height and type of the improvements, their construction, location, use and occupancy, or any replacements or substitutions therefor.

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          (b) As between Grantor and Beneficiary, Beneficiary is hereby authorized and empowered to adjust or compromise any loss under any insurance policies maintained pursuant to this paragraph 1.3, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses (excluding general liability claims) directly to Beneficiary, instead of to Grantor and Beneficiary jointly. In the event any insurance company fails to disburse directly and solely to Beneficiary but disburses instead either solely to Grantor or to Grantor and Beneficiary jointly, Grantor agrees immediately to endorse and transfer such proceeds to Beneficiary. Upon the failure of Grantor to endorse and transfer such proceeds as aforesaid, Beneficiary may execute such endorsements or transfers for and in the name of Grantor and Grantor hereby irrevocably appoints Beneficiary as Grantor's agent and attorney-in-fact so to do, which appointment is coupled with an interest. After deducting from said insurance proceeds all of its expenses incurred in collection and administration of such sums, including attorney's fees, Beneficiary may apply the net proceeds or any part thereof, at its option, (i) to the payment of the Secured Indebtedness, whether or not due and in whatever order Beneficiary elects, (ii) to the repair and/or restoration of the premises, or (iii) for any other purposes or objects for which Beneficiary is entitled to advance funds under this Deed of Trust, all without affecting the lien and security interest created by this Deed of Trust, and any balance of such moneys then remaining shall be paid to Grantor or the person or entity lawfully entitled thereto. Beneficiary shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

          Notwithstanding the foregoing, Beneficiary agrees that so long as (i) Grantor is not in default hereunder at the time of the insured loss and (ii) no default exists or occurs under the Lease between Grantor and Beneficiary with respect to the Premises which will generate sufficient proceeds to pay the Secured Indebtedness, as determined by Beneficiary, then the Beneficiary will permit the insurance proceeds to be utilized toward the restoration of the Premises. Prior to such utilization of the insurance proceeds, Beneficiary must be provided with (A) a full and complete set of plans and specifications for the restoration of the Premises, and be provided with (B) a current appraisal indicating that the value of the Premises following the restoration as contemplated by such plans and specifications will be of a value at least equal to the greater of (i) the Premises prior to the loss or (ii) the then outstanding principal balance of the indebtedness secured hereby, (C) a budget setting forth in detail the cost of restoring the Premises and (D) all other items that may be requested by Beneficiary in form and substance satisfactory to Beneficiary. The plans and specifications and the appraisal must be in a form and content fully satisfactory to Beneficiary. Beneficiary shall disburse such insurance proceeds for the purpose of restoration of the Premises on a monthly basis upon receipt of satisfactory draw requests and inspection reports of an architect approved by Beneficiary certifying as to the percentage of completion of the restoration project. Beneficiary shall retain a ten percent (10%) retainage of all insurance proceeds disbursed hereunder pending the issuance of a final certificate of substantial completion issued by the inspecting architect certifying the completion of the restoration of the Premises in accordance with the approved plans and specifications. The insurance proceeds must be in amount which is adequate, as determined by Beneficiary, to repair and restore the Premises, otherwise, the Grantor must deposit with the Beneficiary any shortfall

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to cover the cost of restoring of the Premises.  In the event of a default hereunder at any time following an insurance loss, Beneficiary may apply all insurance proceeds then in Beneficiary's possession as a reduction against the indebtedness secured hereby.

          (c) At least fifteen (15) days prior to the expiration date of each policy maintained pursuant to this paragraph 1.3, a certified copy of a policy evidencing the renewal or replacement thereof satisfactory to Beneficiary shall be delivered to Beneficiary. Grantor shall deliver to Beneficiary receipts evidencing the payment for all such insurance policies and renewals or replacements. The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security hereunder. In the event of the foreclosure of this Deed of Trust or any other transfer of title to the Premises in extinguishment or partial extinguishment of the Secured Indebtedness, all right, title and interest of Grantor in and to all insurance policies (other than blanket policies) then in force other than blanket policies shall pass to the purchaser or Beneficiary, and Beneficiary is hereby irrevocably appointed by Grantor as attorney-in-fact for Grantor to assign any such policy to said purchaser or to Beneficiary without accounting to Grantor for any unearned premiums thereon.

          Section 1.4. Monthly Deposits. To secure the payment of the taxes and assessments referred to in paragraph 1.2 and the premiums on the insurance referred to in paragraph 1.3, upon the request of the Beneficiary (to be made only if the Grantor is delinquent in the payment of taxes or insurance or is otherwise in default hereunder), Grantor shall deposit with Beneficiary, on a monthly basis, on the due date of each installment due under the Notes, such amounts as, in the estimation of Beneficiary, shall be necessary to pay such charges as they become due; said deposits to be held by Beneficiary in a non-interest bearing account with Beneficiary. The funds in said account shall be used by Beneficiary to pay current taxes and assessments and insurance premiums on the Premises as the same accrue and are payable. Payment from said sums for said purposes shall be made by Beneficiary at its discretion and may be made even though such payments will benefit subsequent owners of the Premises. Said deposits shall not be, nor be deemed to be, trust funds, but may be, to the extent permitted by applicable law, commingled with the general funds of Beneficiary. If said deposits are insufficient to pay the taxes and assessments and insurance premiums in full as the same become payable, Grantor will deposit with Beneficiary such additional sum or sums as may be required in order for Beneficiary to pay such taxes and assessments and insurance premiums in full. Upon any Event of Default in the provisions of this Deed of Trust or the Notes, or any instrument evidencing, securing, or in any way related to the Secured Indebtedness, Beneficiary may, at its option, apply any money in the fund resulting from said deposits to the payment of the Secured Indebtedness in such manner as Beneficiary may elect.

          Section 1.5. Condemnation. If all or any portion of the Premises shall be permanently damaged or taken through condemnation (which term when used in this Deed of Trust shall include any damage or taking by any governmental or quasi-governmental authority and any transfer by private sale in lieu thereof), which materially impacts the use of the Premises as contemplated by the Grantor at the time this Deed of Trust is executed, then the entire Secured Indebtedness shall, at the option of Beneficiary immediately become due and

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payable.  Grantor, immediately upon obtaining knowledge of the institution, or the proposed, contemplated, or threatened institution, of any action or proceeding for the taking through condemnation of the Premises or any part thereof (whether temporary or permanent) will notify Beneficiary, and, as between Grantor and Beneficiary, Grantor and Beneficiary are hereby authorized, to jointly commence, appear in, and prosecute, through counsel selected by Beneficiary, in its own or in Grantor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Grantor to Beneficiary, and Beneficiary is authorized, at its option, to collect and receive all such compensation, awards, or damages and to give proper receipts and acquittances therefor without any obligation to question the amount of any such compensation, award, or damages. After deducting from said condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, Beneficiary may apply the net proceeds or any part thereof, at its option, (a) to the payment of the Secured Indebtedness whether or not due and in whatever order Beneficiary elects, (b) to the repair and/or restoration of the Premises, or (c) for any other purposes or objects for which Beneficiary is entitled to advance funds under this Deed of Trust, all without affecting the security interest created by this Deed of Trust, and without extending or postponing the due date of any installments of the Secured Indebtedness, or changing the amount of any such installments, and any balance of such moneys then remaining shall be paid to Grantor or any other person or entity lawfully entitled thereto. Notwithstanding the foregoing, Beneficiary agrees that, so long as Grantor is not in default hereunder, to the extent Beneficiary determines, in Beneficiary's reasonable discretion, that the Premises can be restored, Beneficiary will allow the condemnation proceeds to be utilized to restore the Premises, provided Grantor shall comply with the provision of
Section 1.3(b) hereof relating to the conditions which Grantor must meet to utilize insurance proceeds for repair and restoration. Grantor agrees to execute such further assignments of any compensation, awards, damages, claims, rights of action, and proceeds as Beneficiary may require. If, prior to the receipt by Beneficiary of such award or proceeds, the Premises shall have been sold on foreclosure of this Deed of Trust, or under the power herein granted, Beneficiary shall have the right to receive such award or proceeds to the extent of any unpaid Secured Indebtedness following such sale, with legal interest thereon, whether or not a deficiency judgment in respect of the Secured Indebtedness shall have been sought or recovered, and to the extent of reasonable counsel fees, costs, and disbursements incurred by Beneficiary in connection with the collection of such award or proceeds. Nothing hereinabove shall prevent Grantor from seeking to recover damages to its beneficial interests in the Premises from the condemning authority, provided that no such recovery shall in any way diminish the award otherwise payable to Beneficiary, and provided, further, that all proceeds of any such recovery by Grantor shall be payable to Beneficiary for application against the Secured Indebtedness.

          Section 1.6.  Care of Premises.

          (a) Grantor will keep the buildings, parking areas, roads and walkways, landscaping, and all other improvements of any kind now or hereafter erected on the Land or any part thereof in good condition and repair, ordinary wear and tear excepted, will not commit

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or suffer any waste, and will not do or suffer to be done anything that would or could increase the risk of fire or other hazard to the Premises or any other part thereof or that would or could result in the cancellation of any insurance policy carried with respect to the Premises.

          (b) Grantor will not remove, demolish, or alter the structural character of any improvement located on the Land without the written consent of Beneficiary other than as provided in the Plans and Specifications.

          (c) If the Premises or any part thereof is damaged by fire or any other cause to an extent exceeding $25,000.00 in any one instance, Grantor will give immediate written notice thereof to Beneficiary.

          (d) Beneficiary or its representative is hereby authorized to enter upon and inspect the Premises at any time during normal business hours.

          (e) Grantor will promptly comply with all present and future laws, ordinances, rules, and regulations of any governmental authority affecting the Premises or any part thereof.

          Section 1.7.  Leases, Contracts, Etc.

          (a) As additional collateral and further security for the Secured Indebtedness, Grantor has assigned to Beneficiary its interest whether now existing or hereafter arising in any and all space leases and subleases, tenant contracts, rental agreements, franchise agreements, management contracts, construction contracts, and other contracts, licenses, and permits now or hereafter affecting the Premises, or any part thereof, as evidenced by an Assignment of Rents and Leases of even date herewith, the terms of which are incorporated herein by reference.

          Section 1.8. Security Agreement. With respect to the apparatus, fittings, fixtures, and articles of personal property referred to or described in this Deed of Trust, or in any way connected with the use and enjoyment of the Premises, and all other moneys and instruments held by or on account of the Grantor, including, without limitation, any funds of Grantor held in escrow to construct the Parking Facility or in the Structural Repair Reserve Fund, and all proceeds arising therefrom, this Deed of Trust is hereby made and declared to be a security agreement pursuant to which Grantor grants to Beneficiary and to Trustee for the benefit of Beneficiary a security interest in each and every item of personal property now or hereafter included herein as part of the Premises, in compliance with the provisions of the Uniform Commercial Code. A financing statement or statements describing all of said personal property aforementioned shall be executed by Grantor and appropriately filed. The remedies for any violation of the covenants, terms, and conditions of the security agreement contained in this Deed of Trust shall be (i) as prescribed herein, (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory provisions now or hereafter enacted and specified in said Uniform Commercial Code, all at Beneficiary's sole election. Grantor and Beneficiary agree that the filing of such financing statement[s] in the records normally having to do with personal property shall not in any way affect the agreement of Grantor and Beneficiary that everything

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used in connection with the production of income from the Premises or adapted for use therein or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings, both legal or equitable, shall be, regarded as part of the real estate conveyed hereby regardless of whether (a) any such item is physically attached to the improvements, (b) serial numbers are used for the better identification of certain items capable of being thus identified in an Exhibit to this Deed of Trust, or (c) any such item is referred to or reflected in any such financing statement[s] so filed at any time. Similarly, the mention in any such financing statement[s] of the rights in and to (aa) the proceeds of any fire and/or hazard insurance policy or (bb) any award in eminent domain proceedings for a taking or for loss of value, or (cc) Grantor's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Premises, whether pursuant to lease or otherwise, shall not in any way alter any of the rights of Beneficiary as determined by this instrument or affect the priority of Beneficiary's security interest granted hereby or by any other recorded documents, it being understood and agreed that such mention in such financing statement[s] is solely for the protection of Beneficiary in the event any court shall at any time hold with respect to the foregoing items (aa), (bb), or (cc), that notice of Beneficiary's priority of interest, to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records.

          Section 1.9. Further Assurances: After-Acquired Property. At any time, and from time to time, upon request by Beneficiary, Grantor will make, execute, and deliver or cause to be made, executed, and delivered, to Beneficiary and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be rerecorded and/or refiled at such time and in such offices and places as shall be deemed reasonably necessary or desirable by Beneficiary, any and all such other and further deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as, in the opinion of Beneficiary, may be reasonably necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligation of Grantor under the Notes and under this Deed of Trust, and (b) the security interest created by this Deed of Trust as a first and prior security interest upon and security title in and to all of the Premises, whether now owned or hereafter acquired by Grantor. Upon any failure by Grantor so to do, Beneficiary may make, execute, record, file, rerecord, and/or refile any and all such deeds of trust, security agreements, financing statements, continuation statements, instruments, certificates, and documents for and in the name of Grantor, and Grantor hereby irrevocably appoints Beneficiary the agent and attorney-in-fact of Grantor coupled with an interest so to do. The security title of this Deed of Trust will be automatically attached, without further act, to all after-acquired property attached to and/or used in the operation of the Premises or any part thereof. Grantor further agrees upon the request of Beneficiary to execute and deliver such other deeds of trust and instruments of further assurance as may be reasonably necessary to effectuate and continue the terms and provisions hereof.

          Section 1.10. Expenses. Grantor will pay or reimburse Beneficiary, upon demand therefor, for all attorneys' fees, and other costs and expenses incurred by Beneficiary in any suit, action, legal proceeding or dispute of any kind in which Beneficiary is made a party or appears as party plaintiff or defendant, affecting the Secured Indebtedness, this Deed of Trust or the interest created herein, or the Premises, including, but not limited to, the exercise of the power of sale contained in this Deed of Trust, any condemnation action involving the Premises, or any action to protect the security hereof, and any such amounts paid by Beneficiary shall be added to the Secured Indebtedness and shall be secured by this Deed of Trust.

          Section 1.11. Estoppel Affidavits. Grantor and Beneficiary agree that, upon ten (10) days, prior written notice from the other party, said party shall furnish the other party a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Secured Indebtedness, stating whether or not any offsets or defenses exist against the Secured Indebtedness, or any portion thereof, and, if such offsets or defenses exist, stating in detail the specific facts relating to each such offset or defense.

          Section 1.12. Subrogation. To the full extent of the Secured Indebtedness, Beneficiary is hereby subrogated to the liens, claims, and demands, and to the rights of the owners and holders of each and every lien, claim, demand, and other encumbrance on the Premises that is paid or satisfied, in whole or in part, out of the proceeds of the Secured Indebtedness, and the respective liens, claims, demands, and other encumbrances shall be, and each of them is hereby, preserved and shall pass to and be held by Beneficiary as additional collateral and further security for the Secured Indebtedness, to the same extent they would have been preserved and would have been passed to and held by Beneficiary had they been duly and legally assigned, transferred, set over, and delivered unto Beneficiary by assignment, notwithstanding the fact that the same may be satisfied and cancelled of record.

          Section 1.13. Books, Records, Accounts, and Annual Reports. Grantor shall keep and maintain or cause to be kept and maintained, at its cost and expense, and in accordance with generally accepted accounting principles consistently applied, proper and accurate books, and accounts reflecting all items of income and expense in connection with the operation of the Premises and in connection with any services, equipment, or furnishings provided in connection with the operation of the Premises. Beneficiary, by Beneficiary's agents, accountants, and attorneys, shall have the right from time to time to examine such books, records, and accounts at the offices where such books, records, and accounts are maintained, to make such copies or extracts thereof as Beneficiary shall desire, and to discuss Grantor's affairs, finances, and accounts with any officer of Grantor, at such reasonable times as may be requested by Beneficiary. Grantor shall cause financial statements of the Grantor, to be provided to Beneficiary in accordance with the provisions of Paragraph 7.9 of the Loan Agreement.


          Section 1.14. Limit of Validity. If from any circumstances whatsoever, fulfillment of any provision of this Deed of Trust or of the Notes, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be filled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Deed of Trust or under the Notes that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this paragraph 1.14 shall control every other provision of this Deed of Trust and of the Notes.

          Section 1.15. Fixture Filing. This Deed of Trust constitutes a financing statement filed as a fixture filing under the Uniform Commercial Code in the official records of the county in which the Premises are located with respect to any and all fixtures included within the term "Premises".

          Section 1.16. Use and Management of Premises. Grantor shall at all times use its best efforts to cause the Premises to be operated as an office building or retail space. Grantor shall not be permitted to alter or change the use of the Premises without the prior written consent of Beneficiary.

          Section 1.17. Conveyance of Premises. Grantor shall not sell, encumber, convey in trust, pledge, convey, lease, transfer, or assign or otherwise transfer, voluntarily or involuntarily, any or all of its interest in the Premises or of any interest in Grantor, whether legal or equitable, without the prior written consent of Beneficiary, and any attempt to do so in violation of this provision shall be null and void.

          Section 1.18. Acquisition of Collateral. Grantor shall not acquire any portion of the personal property covered by this Deed of Trust subject to any security interest, conditional sales contract, title retention arrangement, or other charge or lien taking precedence over the security, title, and lien of this Deed of Trust.

          Section 1.19. Loan Agreement. Simultaneously with the execution and delivery of the Notes and this Deed of Trust, Grantor and Beneficiary have entered into the Loan Agreement, providing, among other things, for the advancement and acceptance of funds subject to certain conditions set forth therein, up to the full amount of the indebtedness secured hereby. The terms and conditions of the Loan Agreement are hereby incorporated into this Deed of Trust, and made a part hereof as fully as those set forth herein. The Loan Agreement specifically provides, and Grantor hereby recognizes and agrees, that, upon the happening of certain events set forth in the Loan Agreement, Beneficiary shall be authorized to declare the indebtedness secured hereby immediately due and payable. In addition, all other terms and conditions of the Loan Agreement shall be deemed to be terms and conditions of this Deed of Trust, and an Event of Default under any provisions of the Loan Agreement, or any other documents referred to therein, shall constitute and be an event of default under this Deed of Trust, and shall entitle the Beneficiary to exercise any and all remedies set forth herein.


                                   ARTICLE 2

          Section 2.1. Defaults. The term "default" shall mean the happening of any one or more of the following events:

          (a) Failure by Grantor to pay any portion of the Secured Indebtedness; or

          (b) Failure by Grantor duly to observe or perform any other term, covenant, condition, or agreement of this Deed of Trust; or

          (c) The breach of any warranty made by Grantor herein; or

          (d) The occurrence of an Event of Default under any agreement now or hereafter evidencing, securing, or otherwise relating to the Notes or the Secured Indebtedness, including, without limitation, the Loan Agreement, which is not cured within any applicable cure period; or

          (e) If the Grantor shall make a general assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief, under any present or future statute, law, or regulation, or shall file an answer admitting or failing to deny the material allegations of a petition against it for any such relief or shall admit in writing its inability to pay its debts as they mature, or if any proceedings against Grantor seeking such relief shall not have been dismissed or stayed within ninety (90) days after the commencement thereof; or

          (f) If Grantor directly or indirectly transfers, sells, conveys, encumbers, or mortgages all or any portion of the Premises or any interest therein without the prior written consent of Beneficiary as required in Section
1.17 above. Such non-permitted transfers shall include, without limitation, any and all transfers, whether by operation of law or otherwise, including but not limited to transfers of beneficial interest in trust, execution by Grantor of any contract to sell the Premises (except as permitted by Section 1.17), or execution of any lease or other document containing as a part of it, or as a part of the transaction, any option to purchase the Premises or any part thereof, or any interest therein; or

          (g) Any representation or statement made by Grantor herein or in connection herewith proving to have been false when made or furnished.

          Section 2.2. Event of Default. The occurrence of any default described in Sections 2.1(d), 2.1(e), 2.1(f), or 2.1(g) shall be an "Event of Default". The occurrence of any default described in Section 2.1(a) shall be an Event of Default following the passage of ten (10) days following written notice from lender of the occurrence of said default, provided such default is not cured during such cure period. The occurrence of any default described in Sections 2.1(b) or 2.1(c) shall be an Event of Default following the passage of thirty (30) days following written notice from Lender of the occurrence of said default, provided such default is not cured during such cure period (provided that in the case of any default described in Sections 2.1(b) or 2.1(c) that cannot with diligence be cured within such thirty (30) day period, if Grantor shall proceed promptly to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for up to an additional sixty (60) days (for a total of ninety (90) days).

          Section 2.3. Acceleration of Maturity. If an Event of Default shall have occurred, then the entire Secured Indebtedness shall, at the option of Beneficiary, immediately become due and payable without notice or demand, time being of the essence of this Deed of Trust, and no omission on the part of Beneficiary to exercise such option when entitled to do so shall be construed as a waiver of such right.

          Section 2.4.  Right to Enter and Take Possession.

          (a) If an Event of Default shall have occurred but the Premises have as yet not been foreclosed, Grantor, upon demand of Beneficiary, forthwith shall surrender to Beneficiary the actual possession of the premises and, to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may enter and take possession of all the Premises without the appointment of a receiver or an application therefor, and may exclude Grantor and its agents and employees wholly therefrom, and have joint access with Grantor to the books, papers, and accounts of Grantor;

          (b) If Grantor shall for any reason fail to surrender or deliver the Premises or any part thereof after such demand by Beneficiary, Beneficiary may obtain a judgment or decree conferring upon Beneficiary the right to immediate possession or requiring Grantor to deliver immediate possession of the Premises to Beneficiary, and Grantor hereby specifically consents to the entry of such judgment or decree. Grantor will pay to Beneficiary, upon demand, all expenses of obtaining such judgment or decree, including reasonable compensation to Beneficiary and its attorneys and agents, and all such expenses and compensation, until paid, shall become part of the Secured Indebtedness and shall be secured by this Deed of Trust;

          (c) Upon every such entering upon or taking of possession, Beneficiary may hold, store, use, operate, manage, and control the Premises and conduct the business thereof and from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments, and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty, and other property; (ii) insure or keep the Premises insured; (iii) manage and operate the Premises and exercise all of the rights and powers of Grantor to the same extent as Grantor could in its own name or otherwise act with respect to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to Beneficiary, all as Beneficiary from time to time may determine to be in its best interest. Beneficiary may collect and receive all the rents, issues, profits, and revenues from the Premises, including those past due as well as those accruing thereafter, and, after deducting (aa) all reasonable expenses of taking, holding, managing, and operating the Premises (including compensation for the services of all persons employed for such purposes); (bb) the reasonable cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases, and acquisitions; (cc) the reasonable cost of such insurance; (dd) such taxes, assessments, and other similar charges as Beneficiary at its option may pay; (ee) other proper charges upon the Premises or any part thereof; and (ff) the reasonable compensation, expenses, and disbursements of the attorneys and agents of Beneficiary, Beneficiary shall apply the remainder of the moneys and proceeds so received by Beneficiary, first, to the payment of accrued interest; second, to the payment of deposits required in paragraph 1.4 and to other sums required to be paid hereunder; and third, to the payment of installments of principal. Anything in this paragraph 2.4 to the contrary notwithstanding, Beneficiary shall not be obligated to discharge or perform the duties of a landlord to any tenant or incur any liability as a result of any exercise by Beneficiary of its rights under this Deed of Trust, other than for acts of gross negligence or wilful wrongdoing, and Beneficiary shall be liable to account only for the rents, incomes, issues, and profits actually received by Beneficiary.

          Section 2.5. Performance by Beneficiary. If an Event of Default shall occur in the payment, performance, or observance of any term, covenant, or condition of this Deed of Trust, Beneficiary, at its option, may pay, perform, or observe the same, and all payments made or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and, immediately shall be repaid by Grantor to Beneficiary without demand, with interest thereon at the highest rate permitted by law. Beneficiary shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantor or any person in possession holding under Grantor.

          Section 2.6. Receiver. If an Event of Default shall have occurred, Beneficiary, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without notice and without regard to the occupancy or value of any security for the Secured Indebtedness or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Premises and to collect and apply the rents, issues, profits, and revenues thereof. The receiver shall have all of the rights and powers permitted under the laws of the State of Tennessee. Grantor will pay unto Beneficiary upon demand all expenses, including receiver's fees, attorneys' fees, costs, and agent's compensation, incurred pursuant to the provisions of this paragraph 2.6, and any such amounts paid by Beneficiary shall be added to the Secured Indebtedness and shall be secured by this Deed of Trust.

          Section 2.7.  Enforcement.

          (a) If the Notes and all other debts secured by this Deed of Trust are paid with interest when due, and if the agreements contained in this Deed of Trust are faithfully performed, then this Deed of Trust shall be void, and the Premises shall be released at the cost of Grantor. Upon the occurrence of an Event of Default, and at any time thereafter, in addition to the other remedies provided for herein, the Trustee, or the agent or successor of Trustee, at the request of the Beneficiary, shall proceed to sell the Premises, or any part of the Premises, at public venue, to the highest bidder, at the front door of the Davidson County Courthouse in

Nashville, Tennessee, for cash, in bar of all statutory and equitable rights of redemption, homestead, dower, and any and all other rights and exceptions of every kind, all of which are hereby waived by the Grantor, in order to pay the Secured Indebtedness, and all expenses of sale and of all proceedings in connection therewith, including reasonable attorney's fees, provided the Trustee shall first give the required legal notice of the time, terms and place of sale, and a description of the Premises to be sold. Grantor shall bear all expenses of any foreclosure proceeding which is terminated before sale at Grantor's request. Following any such public sale, Trustee may execute and deliver to the purchaser a deed of conveyance of the Premises or any part of the Premises in fee simple, and any statement or recital of fact in such deed in relation to the nonpayment of money secured hereby, notice by advertisement, sale, or receipt of money, shall be prima facie evidence of the truth of such statement or recital. In the event of any sale under this Deed of Trust by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Premises may be sold in its entirety or in separate parcels, and in such manner or as Beneficiary, in its sole discretion, may elect, and if Beneficiary so elects, Trustee may sell the personal property covered by this Deed of Trust at one or more separate sales in any manner permitted by the Uniform Commercial Code, as enacted in the State of Tennessee, and one or more exercises of the powers herein granted shall not extinguish or exhaust such powers, until the entire Premises are sold or the Secured Indebtedness is paid in full. If the Secured Indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease, or other security instruments, Beneficiary may, at its option, exhaust the remedies granted under any of said security instruments, either concurrently or independently, and in such order as Beneficiary may determine.

          Any sale held under the provisions of this Deed of Trust may be adjourned by the Trustee, or his agent or successors, and reset at a later date without additional publication, provided that an announcement to such effect is made at the scheduled place of sale at the time and on the date the sale was originally set.

          (b) Following an Event of Default, Beneficiary may, in addition to and not in abrogation of the rights covered under subparagraph (a) of this paragraph 2.7, either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits in law or in equity, or by any other appropriate proceeding or remedy (i) to enforce payment of the Notes or the performance of any term, covenant, condition, or agreement of this Deed of Trust or any other right, and (ii) to pursue any other remedy available to Beneficiary, all as Beneficiary, in its sole discretion, shall elect. Beneficiary shall be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the provisions of this Deed of Trust, and the right of Beneficiary to recover any such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Deed of Trust, or the foreclosure of the lien hereof; and in the event of a sale of the Premises, and of the application of the proceeds of sale as in this Deed of Trust provided, to the payment of the Secured Indebtedness, Beneficiary shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon the Notes, and to enforce payment of all other charges, payments and costs due under this Deed of Trust, and shall be entitled to recover judgments for any portion of the debt remaining unpaid, with interest at the Default Rate.

          Section 2.8. Purchase by Beneficiary. Upon any foreclosure sale or sale of all or any portion of the Premises under the power herein granted, Beneficiary may bid for and purchase the Premises and shall be entitled to apply all or any part of the Secured Indebtedness as a credit to the purchase price.

          Section 2.9. Application of Proceeds of Sale. In the event of a foreclosure or a sale of all or any portion of the Premises, the proceeds of said sale shall be applied, first, to the expenses of such sale and of all proceedings in connection therewith, including reasonable fees of the attorney and trustee (and attorney and trustee fees and expenses shall become absolutely due and payable whenever foreclosure is commenced); then to insurance premiums, liens, assessments, taxes, and charges including utility charges advanced by Beneficiary, and interest thereon; then to payment of the Secured Indebtedness and accrued interest thereon; and finally the remainder, if any, shall be paid to Grantor, or to the person or entity lawfully entitled thereto.

          Section 2.10. Tenant Holding Over. In the event of any such foreclosure sale or sale under the power herein granted, Grantor (if Grantor shall remain in possession) shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

          Section 2.11. Waiver of Appraisement, Valuation, Etc. Grantor agrees, to the full extent permitted by law, that in case of an Event of Default hereunder, neither Grantor nor anyone claiming through or under Grantor will set up, claim, or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption, or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, or the absolute sale of the Premises, or the delivery of possession thereof immediately after such sale to the purchaser at such sale, and Grantor, for itself and all who may at any time claim through or under Grantor, hereby waives to the full extent that it may lawfully so do the benefit of all such laws and any and all right to have the assets subject to the security interest of this Deed of Trust marshaled upon any foreclosure or sale under the power herein granted.

          Section 2.12. Waiver of Homestead. Grantor hereby waives and renounces all homestead and exemption rights provided for by the Constitution and the laws of the United States and of any state, in and to the Premises as against the collection of the Secured Indebtedness, or any part thereof.

          Section 2.13. Waiver of Rights of Redemption. In case of a sale by the Trustee enforcing the provisions hereof, Grantor waives and surrenders all right and equity of redemption, statutory right of redemption, or repurchase of said land and premises and all other exemptions. From the time of the conveyance of said land under such sale by the delivery of a deed to a purchaser, Grantor and all persons holding under it, shall be and become the tenant or tenants at will of the purchaser, holding from month to month, with rent payable to such purchaser monthly in advance, commencing with the day of delivery of said deed.

          Section 2.14. Leases. Beneficiary, at its option, is authorized to foreclose this Deed of Trust subject to the rights of any tenants of the Premises, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Grantor, a defense to any proceeding instituted by Beneficiary to collect the sums secured hereby.

          Section 2.15. Discontinuance of Proceedings. In case Beneficiary shall have proceeded to enforce any right, power, or remedy under this Deed of Trust by foreclosure, entry, or otherwise, and such proceedings shall have been determined adversely to Beneficiary, then in every such case, the costs and expenses incurred by Beneficiary in such matter shall not be included in the Secured Indebtedness, and the Grantor, Trustee, and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers, and remedies of Beneficiary shall continue as if no such proceeding had occurred.

          Section 2.16. Remedies Cumulative. No right, power, or remedy conferred upon or reserved to Beneficiary by this Deed of Trust is intended to be exclusive of any other right, power, or remedy, but each and every such right, power, and remedy shall be cumulative and concurrent and shall be in addition to any other right, power, and remedy given hereunder or now or hereafter existing at law, in equity, or by statute.

          Section 2.17.  Waiver.

          (a) Grantor agrees that no delay or omission by Beneficiary or by any holder of the Notes to exercise any right, power or remedy accruing upon any default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein, and every right, power and remedy given by this Deed of Trust to Beneficiary may be exercised from time to time and as often as may be deemed expedient by Beneficiary. No consent or waiver, expressed or implied, by Beneficiary to or of any breach or default by Grantor in the performance of the obligations of Grantor hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Grantor hereunder. Failure on the part of Beneficiary to complain of any act or failure to act or failure to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Beneficiary of its rights hereunder or impair any rights, powers or remedies of Beneficiary hereunder. The lien of this Deed of Trust shall remain in full force and effect during any postponement or extension of the time of payment of the Secured Indebtedness or any part thereof. The parties hereto shall have the right by mutual agreement, at any time and from time to time, to renew or extend the indebtedness secured hereby or any part thereof, or any addition which may be made thereto, that they may by agreement increase or decrease the rate of interest, and that they may modify or change any other obligation between the parties hereto evidenced by this instrument or by the

Notes, and all of such changes, modifications, and extensions shall be binding upon any junior encumbrancer, voluntary or involuntary; and such changes, modifications and extensions may be granted without affecting or releasing the obligation of any subsequent purchaser who may purchase the property herein described by assuming this indebtedness with Beneficiary's consent; and that any or all of these changes, modifications, and extensions may be made without notice to or the consent of any junior encumbrancer or subsequent purchaser.

          (b) No act or omission by Beneficiary shall release, discharge, modify, change or otherwise affect the original liability under the Notes, this Deed of Trust or any other obligation of Grantor or any subsequent purchaser of the Premises or any part thereof, or any maker, cosigner, endorser, surety, or guarantor, preclude Beneficiary from exercising any right, power, or privilege herein granted or intended to be granted in the Event of Default then made or of any subsequent Event of Default, or alter the lien of this Deed of Trust except as expressly provided in an instrument or instruments executed by Beneficiary. Without limiting the generality of the foregoing, Beneficiary may (i) grant forbearance or an extension of time for the payment of all or any portion of the Secured Indebtedness, (ii) take other or additional security for the payment of any of the Secured Indebtedness, (iii) waive or fail to exercise any right granted herein or in the Notes, (iv) release any part of the Premises from the security interest or lien of this Deed of Trust or otherwise change any of the terms, covenants, conditions, or agreements of the Notes or this Deed of Trust,
(v) consent to the filing of any map, plat, or replat affecting the Premises,
(vi) consent to the granting of any easement or other right affecting the Premises, (vii) make or consent to any agreement subordinating the security title or lien hereof, or (viii) take or omit to take any action whatsoever with respect to the Notes, this Deed of Trust, the Premises, or any document or instrument evidencing, securing or in any way related to the Secured Indebtedness, all without releasing, discharging, modifying, changing, or affecting any liability of Grantor or precluding Beneficiary from exercising any such right, power, or privilege or affecting the lien of this Deed of Trust. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Premises, Beneficiary, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to any of the terms, covenants, conditions, or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations, or undertakings.

          Section 2.18. Suits to Protect the Premises. Beneficiary shall have power to institute and maintain such suits and proceedings as it may deem expedient (a) to prevent any impairment of the Premises by any acts that may be unlawful or constitute a default under this Deed of Trust, (b) to preserve or protect its interest in the Premises and in the rents, issues, profits, and revenues arising therefrom, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule, or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule, or order would impair the security hereunder or be prejudicial to the interest of Beneficiary.

          Section 2.19. Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, or other proceeding affecting

Grantor, its creditors, or its property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claim of Beneficiary allowed in such proceedings for the entire amount due and payable by Grantor under this Deed of Trust at the date of the institution of such proceedings and for any additional amount that may become due and payable by Grantor hereunder after such date.


                                   ARTICLE 3

          Section 3.1. Successors and Assigns. This Deed of Trust shall inure to the benefit of and be binding upon Grantor, Trustee, and Beneficiary and their respective heirs, executors, legal representatives, successors, successors-in-title, and assigns. Grantor shall have personal liability for the full performance of all covenants to be performed by it. Whenever a reference is made in this Deed of Trust to "Grantor", "Trustee", or "Beneficiary", such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successor, successors-in-title, and assigns of Grantor, Trustee, or Beneficiary, as the case may be.

          Section 3.2. Terminology. All personal pronouns used in this Deed of Trust, whether used in the masculine, feminine, or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles and Articles are for convenience only and neither limit nor amplify the provisions of this Deed of Trust, and all references herein are to Articles, paragraphs, or subparagraphs of this Deed of Trust unless specific reference is made to Articles, paragraphs, or subparagraphs of another document or instrument.

          Section 3.3. Severability. If any provisions of this Deed of Trust or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Deed of Trust and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

          Section 3.4. Conflict of Terms. In the event of any conflict in terms between this Deed of Trust and any other instrument given to evidence or secure the Secured Indebtedness, the provisions of this Deed of Trust shall govern.

          Section 3.5. Applicable Law. This Deed of Trust shall be interpreted, construed, and enforced according to the laws of the State of Tennessee.

          Section 3.6. Notices. Any and all notices, elections, or demands permitted or required under this Deed of Trust shall be in writing, signed by the party giving such notice election, or demand, and shall be delivered personally, or sent by registered or certified mail, or nationally recognized overnight courier to the other party at the address set forth below, or at such other address as hereafter may be supplied in writing. The date of personal delivery or the date which is three (3) days after the date of mailing or deposit for delivery, as the case may

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be, shall be the date of such notice, election, or demand.  For the purposes of this Deed of Trust:

The address of Grantor is:           Battleship, LLC
                                     200 31st Avenue North
                                     Suite 200
                                     Nashville, Tennessee 37203
                                     Attn:  Mark McDonald

The address of Beneficiary is:       PMT Services, Inc.
                                     Two Maryland Farms, Suite 200
                                     Brentwood, TN 37027
                                     Attention: Clay Whitson

          Section 3.7. Assignment. This Deed of Trust is assignable by Beneficiary, and any assignment hereof by Beneficiary shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Beneficiary.

          Section 3.8. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement, and obligation of Grantor under this Deed of Trust, the Notes, and any and all other instruments now or hereafter evidencing, securing, or otherwise relating to the Secured Indebtedness.

          Section 3.9. Waiver of Inventory. The necessity of Trustee or any successor in trust making oath, filing inventory, or giving bond as security for the execution of this trust, as required by the laws of Tennessee, is hereby expressly waived.

          Section 3.10. Substitution of Trustee. Beneficiary may at any time, with or without cause and without notice to Trustee or to Grantor, remove the Trustee herein named and appoint a successor by an instrument in writing recorded in the same County and State in which this instrument is recorded. The successor Trustee so appointed shall succeed to all the rights, title, and powers and be subject to the same obligations, duties, waivers, and immunities conferred upon the Trustee herein named, and no resignation, evidence of inability, failure to function, or evidence of absence of the Trustee herein named shall be required, and such powers of substitution shall continue so long as any part of the indebtedness secured hereby remains unpaid.

          Section 3.11. Environmental Matters. Grantor has executed and delivered to Beneficiary an Agreement and Indemnification Regarding Hazardous Substances (the "Indemnification Agreement"), pursuant to which Grantor has made certain representations, warranties, and indemnifications with regard to violations of Applicable Environmental Laws, as defined in the Indemnification Agreement. The terms of the Indemnification Agreement are incorporated herein by reference, and shall survive the payment of the Secured Indebtedness and/or the release of this Deed of Trust.

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

          Grantor shall immediately advise Beneficiary in writing of (i) any and all enforcement, cleanup, remedial, removal, or other governmental regulatory actions instituted, completed, or threatened, pursuant to any applicable federal, state, or local laws, ordinances or regulations relating to any hazardous substances affecting the Premises or Grantor's business operations thereon which are actually known by Grantor; and (ii) all claims made or threatened by any third party against Grantor relating to damages, contribution, costs, recovery, compensation, loss or injury resulting from any hazardous substances which are actually known by Grantor. Grantor shall immediately notify Beneficiary of any remedial action taken by Grantor with respect to the Premises or Grantor's business operations thereon relating to the presence of hazardous substances.

               IN WITNESS WHEREOF, this Deed of Trust has been executed by Grantor on the day and year first above written.

                                       GRANTOR:

                                       BATTLESHIP, LLC,
                                       a Tennessee limited liability company

                                       By:    /s/ MARK MCDONALD
                                       Name:  Mark McDonald
                                       Title: Chief Manager


STATE OF TENNESSEE)
COUNTY OF DAVIDSON)

          Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared Mark McDonald, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself to be Chief Manager of Battleship, LLC, the within named bargainor, a Tennessee limited liability company, and that he as such Chief Manager being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as Chief Manager.

          Witness my hand and seal, at office in Nashville, Tennessee, this the 2nd day of April, 1997.

                                       /s/ Jeanette L. Ramer
                                       _________________________________
                                       NOTARY PUBLIC

My Commission Expires:  09/18/99

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